UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 22, 2006



                          LIFE SCIENCES RESEARCH, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


     Maryland                          0-33505                   52-2340150
     --------                          -------                   ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)



           P.O. BOX 2360, METTLERS ROAD, EAST MILLSTONE, NJ 08875-2360
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 732-649-9961



                                 Not Applicable
                            -------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Transfer of Listing.

Life Sciences Research, Inc. (the "Company") issued a press release announcing the listing of its common stock on NYSE Arca, Inc. ("NYSE Arca") and the trading of the Company's shares on NYSE Arca under the symbol LSR, effective December 22, 2006. NYSE Arca, the first U.S. open all-electronic stock exchange, provides customers with fast electronic execution and open, direct and anonymous market access. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1     Press Release dated December 22, 2006

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



December 22, 2006                   LIFE SCIENCES RESEARCH, INC.


                                    By:      /s/ Mark L. Bibi
                                    Name:    Mark L. Bibi
                                    Title:   Secretary and General Counsel

                                  Exhibit Index


Exhibit No.       Description


99.1     Press Release dated December 22, 2006.